Property, equipment and software, net	12 Months Ended
Dec. 31, 2021
Property, equipment and software, net
Property, equipment and software, net
11. Property, equipment and software, net
Property, equipment and software, net consist of the following:

	As of December 31,
	2020	2021

	(RMB in millions)
Electronic equipment	15,112	11,222
Building and building improvement	11,276	21,072
Logistics, warehouse and other heavy equipment	7,418	10,084
Vehicles	1,776	2,681
Leasehold improvement	2,900	3,766
Office equipment	440	530
Software	781	867

Total	39,703	50,222
Less: accumulated depreciation	(17,106)	(17,278)

Net book value	22,597	32,944

Depreciation expenses were RMB4,673 million, RMB5,037 million and RMB5,000 million for the years ended December 31, 2019, 2020 and 2021, respectively. No impairment charge was recorded for the years ended December 31, 2019, 2020 and 2021, respectively.